Exhibit 10.43

Amendment to Sublease

Reference is made to that certain Sublease (the “Agreement”), dated April 16, 2019, between bluebird bio, Inc. (“bluebird bio”) and Aventis Inc. (“Seller”).

This is an amendment (“Amendment”) to the Agreement. To the extent any provision of this Amendment conflicts with any of the provisions of the Agreement, the provisions of this Amendment shall govern.  Capitalized terms but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement, as applicable.  Except for the amendments made hereby, the above referenced Agreement remains in full force and effect.  This Amendment is effective as of April 19, 2019 (the “Amendment Effective Date”).

1)

Section 4.02. Base Rent, Additional Rent is hereby amended to include the following sentence: “All Rental and other sums due and payable to Lessor by Lessee shall be paid by Lessee to Lessor’s wholly-owned subsidiary, Genzyme Corporation.”

2)

This Amendment, together with the Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties with respect thereto.

3)

This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Amendment.

[signature page follows]

The parties, acting through their duly authorized representatives, have executed this Amendment as of the Amendment Effective Date.

“Seller”		“bluebird bio”
AVENTIS INC.		BLUEBIRD BIO, INC.

By:	/s/ Ashley K. Gross	By:	/s/ Jason F. Cole

Name:	Ashley K. Gross	Name:	Jason F. Cole

Title:	Head Real Estate Facilities and	Title:	Chief Operating and Legal Officer
Records Mgmt NA